UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 6, 2016

Polar Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37960	33-0479020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard

Gardena, CA 90248

(Address of principal executive offices, including zip code)

(310) 830-9153

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2016, Polar Power, Inc. (the “Company”) reincorporated as a Delaware corporation in connection with the initial public offering of shares of its common stock (the “Initial Public Offering”). The reincorporation was effected through a short-form reincorporation merger pursuant to Section 253 of the Delaware General Corporation Law by merging Polar Power, Inc., a California corporation (“Polar Power CA”), with and into the Company, a wholly-owned subsidiary of Polar Power CA (the “Merger”). The Company is the surviving corporation in the Merger.

In connection with the Merger, the Company filed a Certificate of Incorporation with the Secretary of State of the State of Delaware on December 6, 2016. The Company’s board of directors and stockholders previously approved the Certificate of Incorporation to be effective prior to the effectiveness of the Registration Statement. A description of the Certificate of Incorporation is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration statement on Form S-1 (File No. 333-213572) originally filed by the Company with the SEC on September 9, 2016 (as amended, the “Registration Statement”). The description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation filed herewith as Exhibit 3.1 and is incorporated herein by reference.

A copy of the Certificate of Ownership and Merger filed by the Company with the Secretary of State of the State of Delaware on December 6, 2016 is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Effective as of December 6, 2016, the Company adopted bylaws (the “Bylaws”) in connection with the completion of the Initial Public Offering. The Company’s board of directors and stockholders previously approved the Bylaws to be effective immediately prior to the effectiveness of the Registration Statement. A description of the Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws filed herewith as Exhibit 3.3 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with the closing of the Initial Public Offering, the Company issued a press release to announce each of the pricing of the Initial Public Offering on December 6, 2016 and the closing of the Initial Public Offering on December 12, 2016. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation of the Registrant.
3.2	Certificate of Ownership and Merger of the Registrant
3.3	Bylaws of the Registrant.
99.1	Press Release, dated December 6, 2016.
99.2	Press Release, dated December 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams
President, Chief Executive Officer and Secretary

Date: December 12, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Incorporation of the Registrant.
3.2	Certificate of Ownership and Merger of the Registrant.
3.3	Bylaws of the Registrant.
99.1	Press Release, dated December 6, 2016.
99.2	Press Release, dated December 12, 2016.